UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2026

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information.

On May 28, 2026, LSB Industries, Inc. (the “Company”) determined that it would immediately begin the previously announced turnaround at its Pryor, Oklahoma facility, which was previously scheduled to commence in July 2026. Based on information currently available, the Company expects that the change in timing of the turnaround should not affect the expected duration or cost estimates for the turnaround.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, include, but are not limited to, statements regarding (i) the expected timeline and cost estimates for the planned turnaround at the Company’s Pryor, Oklahoma facility and (ii) the Company’s expectation that the change in timing of the turnaround will not materially affect such timeline or cost estimates. These statements are only predictions based on our current expectations and projections about future events. Significant risks and uncertainties that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the following: the discovery of unexpected maintenance, repair, or equipment replacement needs during the turnaround; supply chain disruptions affecting the availability or cost of specialized equipment; the availability of qualified skilled labor; compliance with applicable environmental permits and regulations; the effect of reduced production during the turnaround on the Company’s ability to meet customer commitments; the competitive impact of plant downtime during a period of elevated nitrogen fertilizer demand; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether because of new information or future developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2026

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster___________
Name:	Michael J. Foster
Title:	Executive Vice President, General Counsel and Secretary